                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Convergent Group Corporation is, and any amendment thereto, signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities and Exchange Act of 1934, as amended.

                  Dated:    October 23, 2000

                                        SCHLUMBERGER TECHNOLOGY CORP.

                                        By: /s/ Jean Chevallier
                                        Name: Jean Chevallier
                                        Title: President

                                        CONVERGENT HOLDING CORPORATION

                                        By: /s/ Jean Chevallier
                                        Name: Jean Chevallier
                                        Title: President

                                        CONVERGENT ACQUISITION SUB, INC.

                                        By: /s/ Jean Chevallier
                                        Name: Jean Chevallier
                                        Title: President

                                        CINERGY VENTURES, LLC

                                        By: /s/ Doug Taylor
                                        Name: Doug Taylor
                                        Title: Assistant Secretary


                                        /s/ Glenn E. Montgomery, Jr.
                                        ----------------------------
                                        GLENN E. MONTGOMERY, JR.

                                        /s/ James Baxter
                                        ----------------------------
                                        JAMES BAXTER

                                        /s/ Gregory H. Courniotes
                                        ----------------------------
                                        GREGORY H. COURNIOTES

                                        /s/ Mark L. Epstein
                                        ----------------------------
                                        MARK L. EPSTEIN

                                        /s/ Kim Duffy
                                        ----------------------------
                                        KIM DUFFY

                                        /s/ Andrea S. Maizes
                                        ----------------------------
                                        ANDREA S. MAIZES

                                        /s/ Bryan R. Mileger
                                        ----------------------------
                                        BRYAN R. MILEGER

                                        /s/ David J. Rubinstein
                                        ----------------------------
                                        DAVID J. RUBINSTEIN

                                        /s/ David Pitt
                                        ----------------------------
                                        DAVID PITT

                                        /s/ Scott M. Schley
                                        ----------------------------
                                        SCOTT M. SCHLEY

                                        /s/ Michael G. Aspenson
                                        ----------------------------
                                        MICHAEL G. ASPENSON

                                        /s/ Thomas Bannon
                                        ----------------------------
                                        THOMAS BANNON

                                        /s/ R. S. Boyer
                                        ----------------------------
                                        R. S. BOYER

                                        /s/ Mark V. Cioni
                                        ----------------------------
                                        MARK V. CIONI

                                        /s/ Bart E. Elliott
                                        ----------------------------
                                        BART E. ELLIOTT

                                        /s/ Rod Duce
                                        ----------------------------
                                        ROD DUCE

                                        /s/ Robert L. Elz
                                        ----------------------------
                                        ROBERT L. ELZ

                                        /s/ Dale E. Frazier
                                        ----------------------------
                                        DALE E. FRAZIER

                                        /s/ Ginger L. Juhl
                                        ----------------------------
                                        GINGER L. JUHL

                                        /s/ Brian Madden
                                        ----------------------------
                                        BRIAN MADDEN

                                        /s/ Jennifer Krabbenhoeft
                                        ----------------------------
                                        JENNIFER KRABBENHOEFT

                                        /s/ James H. Morrow
                                        ----------------------------
                                        JAMES H. MORROW

                                        /s/ Gerald E. Paul
                                        ----------------------------
                                        GERALD E. PAUL

                                        /s/ Timothy A. Peach
                                        ----------------------------
                                        TIMOTHY A. PEACH

                                        /s/ Randall D. Tidd
                                        ----------------------------
                                        RANDALL D. TIDD

                                        /s/ Thomas E. Vandenover
                                        ----------------------------
                                        THOMAS E. VANDENOVER

                                        /s/ Michael Tao
                                        ----------------------------
                                        MICHAEL TAO

                                        /s/ Robert S. Wechsler
                                        ----------------------------
                                        ROBERT S. WECHSLER

                                        /s/ Paul J. Yarka
                                        ----------------------------
                                        PAUL J. YARKA

                                        /s/ Kim Younger
                                        ----------------------------
                                        KIM YOUNGER

                                        /s/ Larry J. Engelken
                                        ----------------------------
                                        LARRY J. ENGELKEN

                                        /s/ Larry J. Engelken
                                        ----------------------------
                                        LARRY J. ENGELKEN

                                        MARK L. EPSTEIN LIMITED PARTNERSHIP,
                                        a Colorado Limited Partnership

                                        By:  Epstein Consultants, Inc.
                                        a Colorado corporation, General Partner

                                        By: /s/ Mark L. Epstein
                                        Name:  Mark L. Epstein
                                        Title:  President

                                        THE MARK L. EPSTEIN ISSUE SUB-TRUST

                                        By: /s/ Jay M. Brodey
                                        Name:  Jay M. Brodey
                                        Title:  Trustee

                                        By: /s/ Harry J. Schmidt
                                        Name:  Harry J. Schmidt
                                        Title:  Trustee

                                        MARK L. EPSTEIN TRUST

                                        By: /s/ Jay M. Brodey
                                        Name:  Jay M. Brodey
                                        Title:  Trustee

                                        By: /s/ Harry J. Schmidt
                                        Name:  Harry J. Schmidt
                                        Title:  Trustee

                                        THE MICHAEL ALAN STORM 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE LORI SUE STORM 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE AMANDA JANE ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE DEVIN ALEXANDER ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE ANDREA SUSAN ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE DUSTIN THOMAS ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        BKUK FAMILY PARTNERSHIP LLLP

                                        By: /s/ Barry Kemble
                                        Name:  Barry Kemble
                                        Title:  Partner

                                        By: /s/ Ursula Kemble
                                        Name:  Ursula Kemble
                                        Title:  Partner


                                        /s/ Holly S. Storm-Engelken
                                        ----------------------------
                                        Holly S. Storm-Engelken

                                POWER OF ATTORNEY

                  THE UNDERSIGNED hereby makes, constitutes and appoints Glenn Montgomery and Jean Chevallier (the "Attorney"), and each of them, with full power of substitution, the true and lawful attorney in fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on
Schedule 13D and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

                  This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

                  Dated:    October 23, 2000

                                        CINERGY VENTURES, LLC

                                        By: /s/ Doug Taylor
                                        Name: Doug Taylor
                                        Title: Assistant Secretary


                                        /s/ James Baxter
                                        -----------------------------
                                        JAMES BAXTER

                                        /s/ Gregory H. Courniotes
                                        -----------------------------
                                        GREGORY H. COURNIOTES

                                        /s/ Mark L. Epstein
                                        -----------------------------
                                        MARK L. EPSTEIN

                                        /s/ Kim Duffy
                                        -----------------------------
                                        KIM DUFFY

                                        /s/ Andrea S. Maizes
                                        -----------------------------
                                        ANDREA S. MAIZES

                                        /s/ Bryan R. Mileger
                                        -----------------------------
                                        BRYAN R. MILEGER

                                        /s/ David J. Rubinstein
                                        -----------------------------
                                        DAVID J. RUBINSTEIN

                                        /s/ David Pitt
                                        -----------------------------
                                        DAVID PITT

                                        /s/ Scott M. Schley
                                        -----------------------------
                                        SCOTT M. SCHLEY

                                        /s/ Michael G. Aspenson
                                        -----------------------------
                                        MICHAEL G. ASPENSON

                                        /s/ Thomas Bannon
                                        -----------------------------
                                        THOMAS BANNON

                                        /s/ R. S. Boyer
                                        -----------------------------
                                        R. S. BOYER

                                        /s/ Mark V. Cioni
                                        -----------------------------
                                        MARK V. CIONI

                                        /s/ Bart E. Elliott
                                        -----------------------------
                                        BART E. ELLIOTT

                                        /s/ Rod Duce
                                        -----------------------------
                                        ROD DUCE

                                        /s/ Robert L. Elz
                                        -----------------------------
                                        ROBERT L. ELZ

                                        /s/ Dale E. Frazier
                                        -----------------------------
                                        DALE E. FRAZIER

                                        /s/ Ginger L. Juhl
                                        -----------------------------
                                        GINGER L. JUHL

                                        /s/ Brian Madden
                                        -----------------------------
                                        BRIAN MADDEN

                                        /s/ Jennifer Krabbenhoeft
                                        -----------------------------
                                        JENNIFER KRABBENHOEFT

                                        /s/ James H. Morrow
                                        -----------------------------
                                        JAMES H. MORROW

                                        /s/ Gerald E. Paul
                                        -----------------------------
                                        GERALD E. PAUL

                                        /s/ Timothy A. Peach
                                        -----------------------------
                                        TIMOTHY A. PEACH

                                        /s/ Randall D. Tidd
                                        -----------------------------
                                        RANDALL D. TIDD

                                        /s/ Thomas E. Vandenover
                                        -----------------------------
                                        THOMAS E. VANDENOVER

                                        /s/ Michael Tao
                                        -----------------------------
                                        MICHAEL TAO

                                        /s/ Robert S. Wechsler
                                        -----------------------------
                                        ROBERT S. WECHSLER

                                        /s/ Paul J. Yarka
                                        -----------------------------
                                        PAUL J. YARKA

                                        /s/ Kim Younger
                                        -----------------------------
                                        KIM YOUNGER

                                        /s/ Terry L. Yaryan
                                        -----------------------------
                                        TERRY L. YARYAN

                                        /s/ Larry J. Engelken
                                        -----------------------------
                                        LARRY J. ENGELKEN

                                        MARK L. EPSTEIN LIMITED PARTNERSHIP,
                                        a Colorado Limited Partnership

                                        By:  Epstein Consultants, Inc.
                                        a Colorado corporation, General Partner

                                        By: /s/ Mark L. Epstein
                                        Name:  Mark L. Epstein
                                        Title:  President

                                        THE MARK L. EPSTEIN ISSUE SUB-TRUST

                                        By: /s/ Jay M. Brodey
                                        Name:  Jay M. Brodey
                                        Title:  Trustee

                                        By: /s/ Harry J. Schmidt
                                        Name:  Harry J. Schmidt
                                        Title:  Trustee

                                        MARK L. EPSTEIN TRUST

                                        By: /s/ Jay M. Brodey
                                        Name:  Jay M. Brodey
                                        Title:  Trustee

                                        By: /s/ Harry J. Schmidt
                                        Name:  Harry J. Schmidt
                                        Title:  Trustee

                                        THE MICHAEL ALAN STORM 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE LORI SUE STORM 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE AMANDA JANE ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE DEVIN ALEXANDER ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE ANDREA SUSAN ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        THE DUSTIN THOMAS ENGELKEN 1999 TRUST

                                        By: /s/ Joseph A. Babich
                                        Name:  Joseph A. Babich
                                        Title:  Trustee

                                        BKUK FAMILY PARTNERSHIP LLLP

                                        By: /s/ Barry Kemble
                                        Name:  Barry Kemble
                                        Title:  Partner

                                        By: /s/ Ursula Kemble
                                        Name:  Ursula Kemble
                                        Title:  Partner


                                        /s/ Holly S. Storm-Engelken
                                        -----------------------------
                                        Holly S. Storm-Engelken